UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
January 27, 2005

AIRGAS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9344	56-0732648

(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

259 North Radnor-Chester Road, Suite 100
Radnor, PA 19087-5283

(Address of principal executive offices)

Registrant’s telephone number, including area code: (610) 687-5253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01 Other Events

On January 27, 2005, Airgas, Inc. (the “Company”) held a teleconference related to the Company’s earnings for its third quarter and nine months ended December 31, 2004. During the teleconference, the Company announced that it expects earnings per share for the fourth quarter of fiscal 2005 will be in the range of $0.29 to $0.32 per diluted share. The range reflects expense of $1.6 million, or over one penny per diluted share, related to separation costs associated with the resignation of Glenn Fischer, the Company’s former President and Chief Operating Officer. The resignation of Glenn Fischer was previously announced by the Company on January 17, 2005. In addition, the fourth quarter earnings per share range includes the expected impact of about $0.01 per diluted share of costs associated with integration activities related to the Company’s July 30, 2004 acquisition of the U.S. packaged gas business of The BOC Group, Inc.

Forward-Looking Statements

This Form 8-K current report contains statements that are forward looking, as that term is defined by the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission in its rules, regulations and releases. These statements include, but are not limited to, statements regarding: the Company's expectation that earnings per share in the fourth quarter of fiscal 2005 will be in the range of $0.29 to $0.32 per diluted share reflecting $1.6 million, or over one penny per diluted share, of separation costs associated with Glenn Fischer's resignation and $0.01 per diluted share of integration costs associated with integration activities related to the BOC acquisition. The Company intends that such forward-looking statements be subject to the safe harbors created thereby. All forward-looking statements are based on current expectations regarding important risk factors and should not be regarded as a representation by the Company or any other person that the results expressed therein will be achieved. Important risk factors that could cause actual results to differ materially from those contained in any forward-looking statement include: the Company's inability to implement price increases; a same-store sales decline; supply cost pressures; operating cost pressures; the inability of the Company to control expenses; higher than expected integration costs associated with the BOC acquisition; increased industry competition; an economic downturn; adverse changes in customer buying patterns; inflation and monetary fluctuations; significant fluctuations in interest rates; political and economic uncertainties associated with current world events; and other factors described in the Company's reports, including Form 10-K dated March 31, 2004 and Forms 10-Q dated June 30, 2004 and September 30, 2004, filed by the Company with the Securities and Exchange Commission. The Company does not undertake to update any forward-looking statement made herein or that may be made from time to time by or on behalf of the Company.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant and Co-Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRGAS, INC.
  (Registrant)

BY:	/s/ Robert M. McLaughlin
Robert M. McLaughlin
Vice President & Controller

AIRGAS EAST, INC.
AIRGAS GREAT LAKES, INC.
AIRGAS MID AMERICA, INC.
AIRGAS NORTH CENTRAL, INC.
AIRGAS SOUTH, INC.
AIRGAS GULF STATES, INC.
AIRGAS MID SOUTH, INC.
AIRGAS INTERMOUNTAIN, INC.
AIRGAS NORPAC, INC.
AIRGAS NORTHERN CALIFORNIA & NEVADA, INC.
AIRGAS SOUTHWEST, INC.
AIRGAS WEST, INC.
AIRGAS SAFETY, INC.
RUTLAND TOOL & SUPPLY CO., INC.
AIRGAS CARBONIC, INC.
AIRGAS SPECIALTY GASES, INC.
NITROUS OXIDE CORP.
RED-D-ARC, INC.
AIRGAS DATA, LLC

(Co-Registrants)

BY:	/s/ Robert M. McLaughlin
Robert M. McLaughlin Vice President

ATNL, INC.

(Co-Registrant)

BY:	/s/ Melanie Andrews
Melanie Andrews President

DATED:          January 27, 2005